UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                               November 6, 2002
                               ----------------
                               (Date of Report)


                              TMSF HOLDINGS, INC.
                              -------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   0-28325                  87-0642252
        --------                  ---------                 ----------
     (State or other             (Commission               (IRS Employer
      jurisdiction               File Number)            Identification No.)
    of incorporation)

                         727 Seventh Street, Suite 850
                         Los Angeles, California 90017
                         -----------------------------
                    (Address of principal executive offices)


                                 (213) 234-2401
                                 --------------
             (Registrant's telephone number, including area code)

                                Little Creek, Inc.
                       4685 South Highland Dr., Suite 202
                            Salt Lake City, Utah 84117
                       ----------------------------------
       (Former name or former address, if changed since last report.)

Item 1. Changes In Control Of The Registrant.

General.
--------

     Effective as of November 6, 2002, we (the "Company," "we," "us" and "our" and words of similar import) completed a Plan of Reorganization and Stock Exchange Agreement (the "Agreement") which had previously been entered into as of April 5, 2002, by and among us, Jenson Services, Inc., a Utah corporation ("Jenson Services"), Duane S. Jenson and Travis T. Jenson (the "Jensons"), The Mortgage Store Financial, Inc., a California corporation ("Mortgage Store"), and the sole stockholder of Mortgage Store, which set forth the terms and conditions of the business combination between the parties following our change of domicile from the State of Utah to the State of Delaware and as a result of which Mortgage Store has become a wholly-owned subsidiary of our Company (the"Reorganization").

     The Reorganization became effective on November 6, 2002 (the
"Closing"), following the satisfaction or waiver of each of the closing conditions set forth in the Agreement and the subsequent filing of a Certificate of Amendment changing our Company's name from "Little Creek, Inc." to "TMSF Holdings, Inc." Our common stock is listed for quotation on the NASD's OTC Bulletin Board under the symbol "TMFZ," formerly "LCRK."

     Pursuant to the Agreement, the sole stockholder of capital stock of Mortgage Store received an aggregate of 9,500,000 shares of our common stock ("restricted securities"), representing approximately 96.6% of our outstanding common stock immediately following the Closing.

     The Agreement provided for the cancellation of 1,295,118 shares of our common stock which were owned by Arthur Beroff, Thomas J. Howells, James P. Doolin and Jenson Services. In consideration of Jenson Services' payment and personal indemnification of any and all of our past liabilities and the compromise and settlement of any amounts due and owing for advances of Jenson Services to us, the Agreement provided for the payment to Jenson Services of $265,000 and the issuance of five year "net issuance" warrants to purchase 163,635 shares of our post-Reorganization common stock at a per share exercise price of $0.05 in the names of the principals and/or employees and agents of Jenson Services.

     The Agreement also provided for (i) mutual representations and warranties regarding various matters customary in these types of transactions;(ii) prohibitions on both parties on changes in business operations until the completion of the Agreement; and (iii) mutual indemnification provisions.

     Information regarding Mortgage Store's planned business operations and our new members of management is contained under Item 2. Further information regarding Mortgage Store, including its financial statements for the years ended December 31, 2001 and 2000, and for the period ended June 30, 2002, is contained in our Information Statement dated October 7, 2002, which was filed with the Securities and Exchange Commission on or about October 4, 2002, and which is incorporated herein by this reference. See Item 7.

Available Documents.
--------------------

     A copy of the Plan of Reorganization and Stock Exchange Agreement, together with all schedules and exhibits, is attached hereto and incorporated herein by reference. See Item 7.

Control Prior to Closing.
-------------------------

     Prior to the Closing, Art Beroff beneficially owned 545,118 shares or 33% of our outstanding voting securities; and Jenson Services beneficially owned 250,000 shares or 15% of our outstanding voting securities.

     Also prior to the Closing, Travis T. Jenson, our President and a director; Thomas J. Howells, our Vice President and a director; and James P. Doolin, our Secretary and a director, respectively owned 35,000 shares or approximately 2%; 285,000 shares or approximately 17%; and 285,000 shares or approximately 17%.

     Management and directors of our Company immediately following the Closing resigned effective November 6, 2002, and designated the members of management and directors and executive officers of Mortgage Store as directors and executive officers of our Company who now hold all three seats on our Board of Directors and comprise all of our officers. See Item 2.

Control Following Closing.
--------------------------

     Following the Closing, Raymond Eshaghian, our new President and Secretary and a director, owned 9,500,000 shares or 96.6% of our outstanding voting securities. H. Wayne Snavely and Massoud Yashouafar, our other directors, do not own any of our securities. These securities were acquired in exchange for securities of Mortgage Store under the Agreement. The control of Mr. Eshaghian is based upon stock ownership and his present position with us, as President, Secretary and a director. No loans of any kind were a part of the consideration for the Agreement, or any of the securities previously issued to Mr. Eshaghian of Mortgage Store that were exchanged under the Agreement. For additional information regarding the principal stockholders of our Company following the Closing, see the following table.

     To the knowledge of our management and based upon a review of the stock ledger maintained by our transfer and registrar agent, the following table sets forth the beneficial ownership of persons who own more than five percent of our common stock following the Closing, and the share holdings of management, to-wit:

                            Positions               Number and Percentage
Name                           Held              of Shares Beneficially Owned
----                           ----              ----------------------------

Raymond Eshaghian        President, Secretary          9,500,000 - 96.6%
                         and Director

H. Wayne Snaveley        Director                             -0-

Massoud Yashouafar       Director                             -0-

                                        Total:         9,500,000 - 96.6%

Item 2.  Acquisition or Disposition of Assets.

Planned Business.
-----------------

     The Mortgage Store Financial, Inc. ("TMSF"), a direct mortgage lender, was established in 1992 as a California corporation to solicit, process, and fund residential mortgage loans throughout United States. Upon origination TMSF sells such notes secured by Real Properties, on a whole loan basis, for cash to investors who either retain these mortgages for their own portfolio or pool them into mortgage backed securities offered in the financial markets. Since 1996, TMSF has been engaged in origination of specialty products commonly known as Alt-A mortgages for 1-4 unit family residential mortgages. Recently TMSF expanded its loan programs to include Type-A loans as well as sub-prime mortgages for borrowers with lower credit ratings.

     TMSF has a wholesale division, which solicit business from mortgage brokers and a retail division that markets directly to general public. There are over 500 approved brokers who conduct business with TMSF. For the year ending December 31, 2001, TMSF originated $161 million of mortgage loans, of which approximately $137 million were generated through third party brokers.

     Loan applications are processed and underwritten by TMSF in accordance with established guidelines acceptable to its investors, and are funded directly through its own credit facility (warehouse).

     TMSF does not maintain any loan portfolio for its own account, nor does it service the funded loans. It sells the entire bulk of its funding within 30-60 days to investors for a cash premium price. The premium reflects the risk-adjusted value of the note and is directly related to interest rate and borrowers credit rating.

     Also see our Information Statement which is referenced in Item 7.

New Management.
---------------

     Directors and Executive Officers.
     ---------------------------------

     The following delineates certain information concerning our newly designated directors and executive officers:
                                                             Positions
                                   Positions with        with Mortgage Store
         Name            Age        the Company              Subsidiary
         ----            ---        -----------              ----------

   Raymond Eshagian      33     President, Secretary     President, Secretary
                                and Director             and Director

   H. Wayne Snavely             Director                 Director

   Massoud Yashouafar    41     Director                 Director

     Directors are elected by our stockholders to serve until the next annual meeting of our stockholders or until their successors have been elected and have duly qualified. Officers are appointed to serve until the annual meeting of our Board of Directors following the next annual meeting of our stockholders and until their successors have been elected and have qualified.

     The following is a summary of the business experience of each of our current directors and executive officers:

     Raymond Eshaghian. Mr. Eshaghian has served as the President of The Mortgage Store Financial, Inc. since July 1995, and as a director of The Mortgage Store Financial since September 1992. He also served as Vice President from May 1994 to July 1995.

     H. Wayne Snavely. Mr. Snavely was Chairman of the Board and Chief Executive Officer of Imperial Credit Industries, Inc. from December 1991 to August 2001. He also served as President of Imperial Credit Industries, Inc. from February 1996 to August 2001. Mr. Snavely served as a director of
Imperial Bank from 1975 to 1983 and from 1993 to January 1998.    Mr. Snavely
currently serves on the Board of Visitors of the Graduate School of Business Management at Pepperdine University.

     Massoud Yashouafar. Mr. Yashouafar is an owner and Chief Executive Officer of Supreme Real Estate Group, a commercial real estate investment and management company in Los Angeles, California. Mr. Yashouafar has served as Chief Executive Officer since 2000. Prior to becoming Chief Executive Officer, Mr. Yashouafar served as Executive Vice President from 1993 to 2000. Additionally, he served as Vice President of Supreme Property Management Company from 1983 to 1993. Mr. Yashouafar graduated from California State University at Northridge in 1982 with a degree in Business Administration.

     Family Relationships.
     ---------------------

     There are no family relationships between any of our directors or executive officers.

     Pending Legal Proceedings.
     --------------------------

     To the knowledge of our management, no director or executive officer is party to any action in which any has an interest adverse to us.

     Involvement in Certain Legal Proceedings.
     -----------------------------------------

     To the knowledge of our management and during the past ten years, no present or former director, person nominated to become a director, executive officer, promoter or control person of our Company:

          (1) Was a general partner or executive officer of any business by or against which any bankruptcy petition was filed, whether at the time of such filing or two years prior thereto;

          (2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:

               (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

               (ii) Engaging in any type of business practice; or

              (iii) Engaging in any activity in connection with the
                    purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

          (4) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity;

          (5) Was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated; or

          (6) Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Item 5.  Other Events and Regulation FD Disclosure.

     Pursuant to the unanimous consent of our Board of Directors and the consent of a majority of our stockholders, we changed our domicile from the State of Utah to the State of Delaware by the filing of a Certificate of Incorporation with the State of Delaware on October 30, 2002, and the subsequent filing of a Certificate of Ownership and Merger which merged the Utah corporation with and into the Delaware corporation with the Delaware corporation being the survivor. Effective November 2, 2002, we filed a Certificate of Amendment changing the name of our Company from "Little Creek, Inc." to "TMSF Holdings, Inc." Copies of our present Certificate of Incorporation in the State of Delaware, the Certificate of Ownership and Merger and the Certificate of Amendment are attached hereto and incorporated herein by reference. See Item 7.

Item 6.  Resignation of Directors.

     Effective November 6, 2002, Messrs. Jenson, Howells and Doolin, who comprised all of our directors and executive officers prior to the Closing, resigned, in seriatim, and appointed our current directors and executive officers, Raymond Eshaghian, H. Wayne Snavely and Massoud Yashouafar. See the headings "Control Prior to Acquisition" of Item 1, above, and "New Management" of Item 2, above.

Item 7.  Financial Statements and Exhibits.

     Financial Statements.
     ---------------------

          (a) The financial statements of Mortgage Store shall be filed as an amendment to this Report on or before January 27, 2003. Also, see our Information Statement which is referenced below, and which includes the Mortgage Store Financial Statements for the years ended December 31, 2001 and 2000, and for the period ended June 30, 2002, together with a pro forma balance sheet taking into account the acquisition of Mortgage Store as of June 30, 2002.

          (b) The pro forma financial information taking into account the Reorganization will be filed as an amendment to this Report on or before January 27, 2003. Also, see our Information Statement which is referenced below, and which includes the Mortgage Store Financial Statements for the years ended December 31, 2001 and 2000, and for the period ended June 30, 2002, together with a pro forma balance sheet taking into account the acquisition of Mortgage Store as of June 30, 2002.

     Exhibits.
     ---------

          (c) The following exhibits are attached hereto and incorporated herein by reference:

Exhibit                        Exhibit
  No.                        Description
  --                         -----------

   2                         Plan of Reorganization and Stock Exchange
                             Agreement

                                Schedule 1.1
                                Schedule 1.6.1
                                Schedule 1.6.2
                                Schedule 1.6.3
                                Schedule 2.1(c)
                                Schedule 2.1(d)
                                Schedule 2.1(f)
                                Schedule 2.1(h)
                                Schedule 2.1(i)
                                Schedule 2.1(l)
                                Schedule 2.1(n)
                                Schedule 2.1(q)
                                Schedule 2.1(r)
                                Schedule 2.1(s)
                                Schedule 2.1(t)
                                Schedule 2.2(c)
                                Schedule 2.2(e)(i)
                                Schedule 2.2(e)(ii)
                                Schedule 2.2(f)(i)
                                Schedule 2.2(f)(ii)
                                Schedule 2.2(h)
                                Schedule 2.2(i)
                                Schedule 2.2(j)
                                Schedule 2.2(k)
                                Schedule 2.2(l)
                                Schedule 3.1
                                Schedule 3.1(d)
                                Schedule 5.1(f)
                                Schedule 5.1(h)
                                Schedule 5.1(i)
                                Schedule 5.2(l)

   3.1 Certificate of Incorporation in the State of Delaware.

   3.2 Certificate of Ownership and Merger changing the domicile from the State of Utah to the State of Delaware.

   3.3 Certificate of Amendment changing the name of the Company from "Little Creek, Inc." to "TMSF Holdings, Inc."

Documents Incorporated by Reference
-----------------------------------

     Information Statement filed with the Securities and Exchange Commission on October 4, 2002.

                                    SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TMSF HOLDINGS, INC.

DATED: 11/19/02                          By /s/ Raymond Eshaghian
       -------                           --------------------------------
                                         Raymond Eshaghian
                                         President and Director